                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14A-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                   [ ] Soliciting Material Pursuant to 14a-12

                       Information Architects Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: N/A

     2) Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4) Proposed maximum aggregate value of transaction: N/A

     5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is off set as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: N/A

     2) Form, Schedule or Registration Statement No.: N/A

     3) Filing Party: N/A

     4) Date Filed: N/A

                       INFORMATION ARCHITECTS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Information Architects Corporation (the "Company") Annual Meeting of Stockholders will be held at Information Architects Corporate Headquarters, 4064 Colony Road, Charlotte, North Carolina 28211 on May 25, 2001 at 2:00 P.M. for the following purposes as set forth in the accompanying proxy statement:

To elect five directors to serve for a term of one year;

To approve the merger of the Company into a newly established Delaware subsidiary in order to effect the change of the Company's state of incorporation from North Carolina to Delaware.

To ratify the increase of the number of shares available for issuance under the Alydaar Software Corporation Omnibus Stock Plan and approval of an increase of shares available under such plan.

To ratify the selection and appointment by the Company's Board of Directors of Holtz Rubenstein & Co. LLP, independent certified public accountants, as auditors for the Company for the year ending December 31, 2001; and

To transact such other business as may properly come before the meeting or any adjournments thereof.

         Holders of record, of the Company's Common Stock at the close of business on April 25, 2001, will be entitled to vote at the meeting. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 4064 Colony Road, Charlotte, North Carolina 28211, during the ten business days prior to the meeting.


                                         By Order of the Board of Directors
                                         Robert F. Gruder, Chairman

         Dated:  April 20, 2001

         Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. Attendance at the meeting is limited to stockholders, their proxies and invited guests of the Company.

                       INFORMATION ARCHITECTS CORPORATION
                                4064 Colony Road
                         Charlotte, North Carolina 28211

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2001

                                 PROXY STATEMENT

         This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of proxies to be voted at the Information Architects Corporation Annual Stockholder's Meeting (the "Meeting") to be held at Information Architects Corporate Headquarters, 4064 Colony Road, Charlotte, North Carolina 28211 at 2:00 P.M. on May 25, 2001 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

         Stockholders of record at the close of business on April 25, 2001 are entitled to notice of and to vote at the Meeting or any adjournments thereof. Proxies for use at the Meeting are being mailed to stockholders on or about May 2, 2001 together with a copy of the Company's Annual Report on Form 10-K. The Company's only class of voting securities outstanding at the present time is its Common Stock, of which 31,773,673 shares were outstanding as of April 13, 2001. The present officers and directors of the Company, holding approximately 21% of the outstanding Common Stock, intend to vote "For" all the proposals set forth herein.

                                HOW YOU CAN VOTE

         If you return your signed proxy before the Annual Meeting of Stockholders is held, the proxy holders will vote your shares as you direct. You can specify on your proxy, whether your shares should be voted for all, some or none of the nominees for directors. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, THE PROXY HOLDERS WILL VOTE THEM "FOR" THE ELECTION FOR ALL NOMINEES FOR DIRECTORS UNDER "ELECTION OF DIRECTORS" AND "FOR" THE OTHER THREE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

         Under rules followed by the National Association of Securities Dealers, Inc. ("Nasdaq"), brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. With respect to the other proposals presented to stockholders, no broker may vote shares held for customers without specific instruction from such customers. A majority of the total outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

                                 REQUIRED VOTES

         Under the laws of the State of North Carolina, assuming a quorum of the Company's outstanding shares exists, the affirmative vote of the holders of a majority of the votes cast at the Meeting in favor of an action must exceed the votes cast against the action to approve each of the Proposals.

                              REVOCATION OF PROXIES

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it any time before it is exercised. It may be revoked:

         - by filing with the Company's Secretary an instrument of revocation;

         - presenting at the Meeting a duly executed proxy bearing a later date; or

         - by attending the Meeting and electing to vote in person.

EXPENSE OF SOLICITATION

         The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. The Company, primarily through the United States Postal Service, will make solicitation. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this Proxy Statement, and does not presently have estimates as to the cost of such services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                    ----------------------------------------

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of four directors with an increase to five for 2001. The Board of Directors may fill a vacancy or vacancies that occur during the year, and any directors so approved must stand for reelection at the next annual meeting of stockholders. The nominees for directors, to be voted on by stockholders, are Messrs. Gruder, Dudchik, Blumberg, McLaughlin and Green.

         The Company's present directors have nominated all of the Company's current directors for election with the addition of Mr. Green who is being nominated for the first time. If elected, Mr. Green has also consented to serve on the Audit Committee. All nominees have consented to be named and have indicated their intent to serve, if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such other person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Gruder, Dudchik, Blumberg, McLaughlin and Green.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING FIVE NOMINEES.

         Certain information regarding each nominee is set forth in the table and text below. The following table sets forth the name, age and term of office as director for each nominee for election as director and his present position(s) with the Company:

                                    Director
Director (1)               Age      Since            Position
-----------------------    ---      --------         ---------------------------
Robert F. Gruder           42       1989             Chief Executive Officer, President and Chairman of the Board
Thomas J. Dudchik          41       1996             Senior Executive Vice President and Director
Richard J. Blumberg        65       1999             Director
James H. McLaughlin        47       1999             Director
Larry R. Green             56       N/A              Director

         Messrs. Blumberg and McLaughlin currently serve on the Audit Committee which is charged with, among other things, the review with the Company's auditors of the general scope of the Company's annual audit; a review of the annual audit and the auditor's report on the adequacy of internal controls and other findings; review of the auditor's management letter; and the implementation of any corrective measures, if so required. Messrs. Blumberg and McLaughlin currently serve on the Compensation Committee, which committee is charged with the review of officers' compensation, bonuses and the granting of stock options. The Company has no other standing Committee. During 2000, no member of the Board attended fewer than seventy-five percent (75%) of the total number of meetings convened by the Board of Directors.

DIRECTOR NOMINEES

         ROBERT F. GRUDER has served as Chief Executive Officer and Chairman of the Board of Directors since 1989. Prior to his association with the Company and for three years, Mr. Gruder served as president of GEM

Technologies, Inc. ("GEM"), a company, which was engaged in developing a computer language compiler (See "Certain Relationships and Related Transactions"). Prior to Mr. Gruder's association with GEM, he was employed at three different banks. Mr. Gruder is a graduate of American University and holds a B.S. degree in finance.

         THOMAS J. DUDCHIK joined the Company as Senior Vice President in February 1996. He is responsible for all marketing and investor relations. Prior to joining the Company, Mr. Dudchik served as Deputy Chief of Staff for Connecticut Governor Lowell P. Weicker, Jr. from January 1993 through January 1995. As part of his responsibilities, Mr. Dudchik administered the State of Connecticut's $10 billion annual budget for the 26 major state agencies, covering 50,000 state employees. From February 1991 through December 1992, Mr. Dudchik served as Deputy Commissioner of the Connecticut Department of Environmental Protection. From February 1995 through January 1996, he operated an advertising and sales promotion business. Mr. Dudchik received a B.A. degree from Trinity College.

         RICHARD J. BLUMBERG is an attorney in New York, New York and for the last six years has been a member of the firm of McLaughlin & Stern, LLP. The McLaughlin & Stern law firm has acted as counsel to the Company for the last three years. For nine years, Mr. Blumberg served with the Securities and Exchange Commission both in New York, New York, and Miami, Florida. Mr. Blumberg received a bachelor of law degree from New York University School of Law.

         JAMES H. MCLAUGHLIN has been with Mellon Private Asset Management in New York, New York from 1995 to the present and is currently the Regional Manager for New York, New Jersey, and Connecticut. Prior to joining Mellon Private Asset Management, Mr. McLaughlin was a Financial Advisor in the Private Client Group at Sanford C. Bernstein & Co., Inc. in New York, New York from 1993 to 1995. From 1991 to 1993 he was a Vice President in institutional trust sales at Society National Bank of Cleveland. Mr. McLaughlin received his B.A. degree from Lafayette College and his Master's degree in Public Administration from Harvard University's Kennedy School of Government.

         LARRY R. GREEN is a self-employed attorney and CPA. He has more than 25 years of experience in federal, state and local tax compliance and planning. He has managed and coordinated tax, investment, insurance and estate planning for Fortune 100 clients as well as acting as a liaison for the IRS Coordinated Examination Program for corporate clients. Mr. Green is a certified North Carolina Superior Court mediator and has served as an arbitrator for the NASD and AAA. He received his B.S. in Business Administration and a J.D. in Law from the University of North Carolina at Chapel Hill.

OTHER EXECUTIVE OFFICERS

         Following are the persons who are the executive officers of the Company, their age, their current title and their positions held during the last five years:

         LEON SHKLAR, Ph.D., 44, began as the Company's Vice President of Advanced Technologies in February of 1999. Dr. Shklar is the developer of the patented Metaphoria technology. Prior to beginning work with the Company, Dr. Shklar was the Director of Research & Development with Pencom Web Works, a subsidiary of Pencom Systems, Inc. from 1996. Dr. Shklar was awarded a Ph.D. in Computer Science from Rutgers University, New Brunswick, New Jersey in 1996. Prior to his graduation, he worked as a research scientist at Bell Communications Research, Morristown, New Jersey. In parallel to his job at the Company, he is a part-time lecturer at Rutgers University. He has presented tutorials and chaired workshops on Web Access to Legacy Data, Data Modeling, and Web Engineering at international World Wide Web Conferences. For the past three years, Dr. Shklar has been a representative on the Advisory Committee of the World Wide Web Consortium (W3C) and was actively involved in developing the RDF standard. Dr. Shklar is currently Chief Technology Officer for the Company.

         J. WAYNE THOMAS, 48, joined the Company as the Chief Financial Officer in May 1999. Prior to that time, Mr. Thomas held the position of Director of Global Compliance for Electronic Data Systems Corporation ("EDS"). He was charged with the review of worldwide financial processes for controls and compliance. As Controller for the Client Server Sales and Marketing division from 1995 to 1998, Mr. Thomas created a successful sales incentive program. As a Controller in EDS' Transportation Strategic Business Unit from 1993 to 1995, Mr. Thomas provided due diligence and transition assistance for acquisitions. From October of 1990 to 1993, Mr. Thomas was Controller for EDS' Air Transportation division. Mr. Thomas holds a BSBA in Accounting from Indiana University in Pennsylvania. He is a Certified Public Accountant, a Certified Management Accountant and a member of the American Institute of Certified Public Accountants.

         STEVEN S. SMITH, 40, began at IA as a Project Manager in November 1996. Prior to that time he served in the United States Air Force for over 11 years including overseas duty assignments and is a Gulf War Veteran. Duties included overseeing production personnel and sensitive electronic computer components for over 140 aircraft. While at Information Architects he has held several positions including Project Manager, Sales Support, Overseeing System Administration, QA, and, Director of Applications Development. In 1998 Mr. Smith streamlined the Y2K conversion processes and production groups by 60% resulting in over 1,200 projects and 350 million lines-of-code to be completed successfully. This included clients such as DuPont, AMD, 3M, International Paper, Lockheed Martin, and various other Fortune 1000 companies. As a member of the architecture group for the Kodak Picture Channel, Mr. Smith designed solutions that would exceed Kodak's needs for their upcoming interactive products. Mr. Smith holds a Bachelor of Computer Science degree from the engineering department at Arizona State University and Associates of Electronics degree from the AFCC. Mr. Smith is currently Vice President of Operations for the Company.

EMPLOYMENT CONTRACTS

         Officers serve at the discretion of the Board of Directors subject to any contracts of employment. At the present time, there are no contracts of employment.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Directors are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The Board of Directors held seven meetings during the calendar year 2000 and also met informally. The Company has a standing Audit Committee and Compensation Committee of its Board of Directors. The Company has no other standing Committees. During 2000, except as set forth below, no member of the Board attended fewer than 75% of the total number of Board or Committee meetings convened by the Board of Directors after being appointed.

         Audit Committee. Messrs. Blumberg and McLaughlin are independent directors and currently serve on the Audit Committee. The Audit Committee is charged with, among other things, the review with the Company's auditors of the general scope of the Company's annual audit; review of the annual audit, the auditor's report on the adequacy of internal controls and other findings; review of the auditor's management letter; and the implementation of any corrective measures, if so required. The Audit Committee met one time, and from time-to-time had informal discussions during the fiscal year ended December 31, 2000.

         Compensation Committee. Messrs. Blumberg and McLaughlin are independent directors and currently serve on the Compensation Committee. The Compensation Committee is charged with the review of compensation, bonuses and the granting of stock options for the Chief Executive Officer, Chief Financial Officer, Chief Information Officer and other Chief Officers as identified for future positions (known collectively as "C" level officers'). The Compensation Committee met from time-to-time by way of informal discussions during the fiscal year ended December 31, 2000.

         The Company's outside directors are given the option to receive an award of 15,000 warrants each. The warrants vest 5,000 per year over a three-year period from the date they commence serving on the Board, at the fair-market price of the Company's Common Stock on the date of grant and expire after ten years. The outside directors do not receive any compensation for their attendance at meetings, but are reimbursed for travel expenses.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 2000, the Company is unaware of any untimely filings.

                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEES ON EXECUTIVE COMPENSATION

         The Company's Board of Directors approves all compensation decisions with regard to executive officers, including the Chief Executive Officer, based on recommendations from the Compensation Committee. The Compensation Committee is responsible for the establishment of all compensation and benefit programs, as well as the overall monitoring of those programs. The Company's compensation philosophy and executive compensation programs are discussed in this report.

         Executive Compensation Philosophy. In general, executive officers who are in a position to make a substantial contribution to the success and growth of the Company should have interests similar to those of the stockholders. Executive officers should be motivated by and benefit from increased stock value. Therefore, the Company believes that executive officers should hold a meaningful equity position in the Company through the purchase of Common Stock and/or the award of options to purchase Common Stock. The Company's Board of Directors believes that the executive compensation program must be competitive with those of other companies of comparable size and complexity in order to attract, retain and motivate talented individuals. The Board believes that the Executives are currently compensated below market rates for comparable positions and therefore, continued use of stock options is highly desirable.

         Executive Compensation Program. The Company's compensation program consists of base salary and other incentives, generally in the form of options to purchase Common Stock.

         Base Salary. The Compensation Committee generally reviews and determines the relative levels of base salary for executive officers on an annual basis. In determining the levels of base salary for an executive officer, except with respect to the Chief Executive Officer, the Compensation Committee considers relative levels of responsibility and individual and Company performance. The Committee believes that base salaries of the Company's executive officers are below average relative to its national and regional peer companies as the Company continues its transition from a start up company to a more mature status. The Committee will continue to review the base salary levels of executive management to bring them more in line with national and regional peer companies.

         Stock Options. An additional important aspect of the Company's compensation program is its use of stock options. As the Company has grown it has sought to retain and attract key executives through the grant of stock options. Under the 1994 Omnibus Stock Plan, the Committee may grant options to purchase Common Stock to Company employees, including executive officers. Option grants become exercisable over a period of time and generally have an exercise price equal to the fair market value of the Common Stock on the grant date, creating long-term incentives to enhance the value of the Company's Common Stock. The Committee considers the grant of options to executive officers and key managers on an annual basis. The number of options awarded and the related vesting periods are determined based upon management's contribution to Company's future growth and profitability. The options are also intended (a) as additional possible compensation that does not require the Company to pay additional cash expenses as it grows in revenues and (b) to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent. The Committee believes that the use of stock-based incentives ensures that the executive's interests are aligned with the long-term interests of the Company's stockholders.

         Chief Executive Officer Compensation. Mr. Robert F. Gruder served as Chief Executive Officer in 2000. Mr. Gruder's base salary remains well below that of other chief executive officers for similar national and regional companies so that as much cash as possible could be used for the growth of the business. In 2000, Mr. Gruder received an additional bonus of $64,000. The Compensation Committee considered the time and efforts Mr. Gruder had expended in raising capital for the Company and promoting the Company's new strategic direction and believed that this bonus to Mr. Gruder to reward him for his extraordinary efforts was appropriate. As the Company emerges from a growth company, the Compensation Committee will continue to review the Chief Executive Officer's compensation to bring it in line with comparable salaries of other Chief Executive Officers at similar national and regional companies.

         This report is submitted by the Compensation Committee, which currently consists of the Messrs. McLaughlin and Blumberg.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Blumberg and McLaughlin currently serve on the Compensation Committee and none of such persons has ever been an officer or employee of the Company.

                                  COMPENSATION

         The following tables set forth information with respect to compensation paid by the Company for the services during the three years ended December 31, 2000 of the Company's Chief Executive Officer, Chief Financial Officer and Chief Technology Officer and Senior Executive Vice President for the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                               -------------------------
                              Annual Compensation                                Awards       Payouts
                             ----------------------                            -----------  ------------
            (a)                (b)         (c)          (d)          (e)          (f)           (g)             (h)          (i)
                                                                    Other      Restricted   Securities                       All
                                                                    Annual       Stock      Underlying         LTIP         Other
                                                                   Compen-      Awarded      Options/         Payouts      Compen-
Name and Principle Position    Year     Salary ($)   Bonus ($)    sation ($)      ($)        SARs ($)           ($)       sation ($)
---------------------------  ---------  ----------   ----------   -----------  -----------  ------------    ------------  ----------
ROBERT F. GRUDER                 2000      131,000      64,000             -            -             -               -            -
Chief Executive Officer          1999      125,000           -             -            -       800,000 (1)           -            -
                                 1998       70,000           -             -            -         2,000 (1)           -            -

J. WAYNE THOMAS                  2000      130,000      85,000             -            -        25,025               -            -
Chief Financial Officer          1999       84,145      58,000             -            -       100,225               -            -

LEON SHKLAR                      2000      127,000           -             -            -        85,025         432,000            -
Chief Technology Officer         1999      111,000           -             -            -       100,275               -            -

THOMAS J. DUDCHIK                2000       98,000      70,000             -            -            25               -            -
Senior Executive Vice
President

(1) Mr. Gruder was granted 2,000 incentive stock options under the 1994 Omnibus Stock Plan on April 24, 1997 and these options were re-priced on October 8, 1998 and vested on October 8, 1999. These are now exercisable at $6.33 per share. On November 1, 1999 Mr. Gruder was granted 800,000 options to purchase shares of the Company's Common Stock at an exercise price of $1.31, vesting on May 1, 2000.

         The senior executive officers do not currently receive any other personal benefits. The Company offers health insurance to all of its employees. The Company also has a 401(k) program, but during the year 2000, made no contributions.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                 Potential Realizable Value
                                                                                                   At Assumed Annual Rates
                                                                                                 of Stock Price Appreciation
Individual Grants                                                                                      for Option Term
-------------------------                                                                     ----------------------------------
          (a)                    (b)               (c)             (d)             (e)              (f)               (g)
                              Number of        % of Total
                             Securities       Options/SARs
                             Underlying        Granted to        Exercise
                            Options/SARs      Employees in        Price         Expiration
Name                         Granted (#)       Fiscal Year        ($/Sh)           Date           5% ($)            10% ($)
-------------------------  ----------------  ----------------  -------------   -------------  ----------------  ----------------
J. Wayne Thomas (1)                 25,000               4.5           1.81        12/29/10            24,681            66,141

Leon Shklar (2)                     85,000              15.2           6.06        07/06/10                 -                 -

(1) Mr. Thomas also received 25 options pursuant to an award plan under which all employees of the Company, except Mr. Gruder, were granted 25 shares per month, at an exercise price established at fair market value as of the 15th of each month, vesting one year from the date of grant and terminating 10 years from the date of grant. The exercise price is $14.50 per share. The Board of Directors terminated this award plan effective as of the end of January 2000.

(2) Dr. Shklar also received 25 options pursuant to an award plan under which all employees of the Company, except Mr. Gruder, were granted 25 shares per month, at an exercise price established at fair market value as of the 15th of each month, vesting one year from the date of grant and terminating 10 years from the date of grant. The exercise price is $14.50 per share. The Board of Directors terminated this award plan effective as of the end of January 2000.

         Mr. Dudchik received 25 options pursuant to an award plan under which all employees of the Company, except Mr. Gruder, were granted 25 shares per month, at an exercise price established at fair market value as of the 15th of each month, vesting one year from the date of grant and terminating 10 years from the date of grant. The exercise price is $14.50 per share. The Board of Directors terminated this award plan effective as of the end of January 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 13, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors and
(iii) all of the aforementioned as a group:

       Name and Address             Amount and Nature of
     Of Beneficial Owner           Beneficial Ownership        Percent of Class
     -------------------           --------------------        ----------------

Robert F. Gruder                          6,516,415                 18.2%
Thomas J. Dudchik                           226,491                   *
Richard J. Blumberg (Director)               15,000                   *
James H. McLaughlin (Director)               15,000                   *
Leon Shklar, Ph.D.                          123,275                   *
J. Wayne Thomas                             129,250                   *
Steven S. Smith                              24,275                   *
Archery Capital LLC (1)                     347,596                   *

TOTALS                                    7,447,302                 20.8%

(1) The following funds are also beneficial owners of the Company's common stock with Archery Capital, LLC, Pharos Fund Limited, Lighthouse Partners USA, LP and Lighthouse Investment Fund, LP as listed in the Amendment No. 1 to the Schedule 13-G filed with the Securities and Exchange Commission on April 18, 2000. The address of these funds is listed as c/o Archery Capital, LLC, 237 Park Avenue, Suite 900, New York, New York 10017.

*        Represents less than 1% of the Company's outstanding shares of Common
         Stock.

                              EMPLOYMENT CONTRACTS

         Officers serve at the discretion of the Board of Directors subject to any contracts of employment. At the present time there are no contracts of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In 1996, a lawsuit was filed against us, our Chief Executive Officer, Robert F. Gruder ("Mr. Gruder") and Thomas J. Dudchik ("Mr. Dudchik"), our Senior Executive Vice President and Director in Connecticut Superior Court, Judicial District of Fairfield at Bridgeport, Docket No. CV96-0334308-S entitled Kaplan, et al v. Gruder, et al. (the "Civil Action"). A related bankruptcy proceeding described below was commenced in 1999. Mr. Gruder and

Mr. Dudchik were the incorporators of a Connecticut corporation named GEM Technologies, Inc. ("GEM"). The Civil Action involves claims by plaintiffs who had notes (the "Notes"), convertible into an 8.72% undiluted interest in GEM. GEM filed a Chapter 7 bankruptcy petition. The plaintiffs claimed that (a) they were fraudulently induced to invest in GEM and to forego their conversion rights, (b) GEM wrongfully transferred assets to a predecessor corporation of ours and (c) they were entitled to damages equal to an 8.72% interest in GEM, and as such, in us. The case has been tried, and the Court issued a Memorandum of Decision, dated May 19, 1999, ruling that we were unrelated to GEM, and ruling against Mr. Gruder on two counts. Plaintiffs in the Civil Action were awarded a judgment of $175,000, plus interest and attorney's fees against Mr. Gruder on these claims. A hearing was subsequently held on the issue of attorneys' fees, and fees and expenses of approximately $400,000 (half of what was requested) were awarded. The plaintiffs have appealed from the rulings of the Superior Court denying their claims to convert their notes into our stock and reducing their request for attorneys' fees, and Mr. Gruder has cross-appealed from the relief awarded against him. The appeal has not yet been scheduled for argument. The same persons comprising the plaintiffs in the Civil Action and the Chapter 7 trustee filed a motion to open GEM's Chapter 7 bankruptcy case; the trustee's motion was granted. The plaintiffs have filed proofs of claim seeking to recover, through the bankruptcy proceeding, the interest in us that the court declined to award in the Civil Action. The trustee has initiated an adversary proceeding against Mr. Gruder seeking the turnover of his shares in our common stock and the proceeds of any sales thereof on the theory that Gem had a property interest in the shares. We are not a party to the GEM bankruptcy case. It is expected that litigation will continue concerning the validity of the above-described claims. Mr. Gruder has agreed to indemnify and hold us harmless in the event of a judgement against us. In exchange, we have agreed to bear all costs of the Civil Action and the GEM bankruptcy case for Mr. Gruder and ourselves. The Company anticipates considering settlement alternatives. As of December 31, 2000, the Company paid defense costs of $246,336 on Mr. Gruder's behalf.

         Between May 14, 1999 and July 13, 1999, we and current and former officers and directors were named as defendants in four purported class action lawsuits. The suits are filed in the United States District Court for the Western District of North Carolina. The legal costs incurred by us in defending ourselves and our officers and directors against this litigation, whether or not we prevail, could materially impact the operating results in the quarters in which those expenses are incurred. Further, in the event that the plaintiffs prevail, we also could be required to pay damages that would materially impact the operating results in the quarter and year in which the damages are incurred and could materially impact our financial condition. This litigation may be protracted and may result in a diversion of our management's attention and other resources. The suits purport to be brought on behalf of a class of persons that purchased our common stock between November 14, 1997 and April 1, 1999 and allege violations of the federal securities laws. The suits seek class action status and an unspecified amount of damages, including compensatory damages, interest, attorney's and expert's fees and reasonable costs and expenses. Specifically, the suits have been consolidated and a lead plaintiffs' group and lead plaintiffs' counsel have been appointed by the court. On September 17, 1999, a consolidated and amended class action complaint was filed. On November 23, 1999, the defendants filed a motion to dismiss the consolidated and amended class action complaint. On October 13, 2000, the Court dismissed the consolidated and amended complaint and granted plaintiffs' group leave to amend. On December 15, 2000, plaintiffs' group filed a second consolidated and amended class action complaint. On January 31, 2001, the defendants filed a motion to dismiss which has not been ruled on yet.

         Mr. Gruder is a limited partner in the partnership group Two Morrocroft Centre, LLC, which owns the Company's headquarters building located at 4064 Colony Road, Charlotte, North Carolina. In June 1998, the Company entered into a lease with the partnership and began paying annual rent in May 1999. At this time the annual rent is approximately $1,500,000. The lease was negotiated as an arms length transaction, approved by the Board of Directors and the rent is comparable to similar rents in the area.

                            COMPANY PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock of the Company from January 1, 2000 to December 31, 2000, with the cumulative total return on the Nasdaq Stock Market for United States Companies ("Nasdaq Stock Market Index") and the Nasdaq Computer and Data Processing Stocks ("Nasdaq Computer Index") over the same period. This graph assumes a $100 investment on June 2, 1997 (when the Company first started trading) in the Company's Common Stock and in each of the indices and reinvestment of all dividends, if any.

         The graph displayed below is presented in accordance with the Securities and Exchange Commission requirements. You are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph is not intended to reflect the Company's forecast of future financial performance.

                         TOTAL SHAREHOLDER RETURNS GRAPH

----------------------------------------------------------------------------------------------------------------------
                                                                 6/2/1997    12/97       12/98      12/99       12/00
----------------------------------------------------------------------------------------------------------------------
Information Architects Corp./Alydaar Software Corp.
                                                                    100     143.18       75.00      93.18       16.48
----------------------------------------------------------------------------------------------------------------------
NASDAQ
                                                                    100     112.50      158.53     286.41      172.19
----------------------------------------------------------------------------------------------------------------------
NASDAQ Computer and Data Process
                                                                    100     104.62      186.78     394.78      181.67
----------------------------------------------------------------------------------------------------------------------

         An assumed IPO price of $11.00 was used to calculate the return for Information Architects Corporation/Alydaar Software Corporation. The price was supplied by the Company. A price of $15.75 was used for the Dec 31, 1997 calculation and was provided by the Company.

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

                    ----------------------------------------

                                 PROPOSAL NO. 2

              APPROVAL OF THE MERGER OF THE COMPANY INTO A DELAWARE
            SUBSIDIARY IN ORDER TO EFFECT THE CHANGE OF THE COMPANY'S
             STATE OF INCORPORATION FROM NORTH CAROLINA TO DELAWARE

         The Board of Directors has concluded that the Company should change its state of incorporation from North Carolina to Delaware, thereby enabling the Company to enjoy the benefits of certain provisions of the laws of Delaware. For this reason the Board of Directors is recommending that Information Architects Corporation merge into IAC, a Delaware corporation recently organized by the Company as a wholly owned subsidiary solely for the purposes of the merger (the "Merger").

         The capitalization of IAC is the very same as the Company's, and consists of 50,000,000 shares of Common Stock, par value $0.001 per share and 1,000,000 shares of Preferred Stock, par value $.001 per share. Each share of outstanding Common Stock of the Company would be converted into one share of IAC. As of the Record Date, the Company had authorized Common Stock of 50,000,000 shares, $.001 par value per share, of which 31,773,673 shares of Common Stock are issued and outstanding. Accordingly, upon the effective date of the Merger, IAC would have the same number of shares of Common Stock issued and outstanding. Outstanding options and warrants to purchase shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of Common Stock of IAC on the same terms and conditions as were in effect prior to the Merger. The Merger will not involve any change of business, properties, management or capital structure of the Company. Upon the effective date of the Merger, IAC will be the continuing corporation and will own all the assets and will be responsible for all liabilities of the Company. The discussion below is qualified in its entirety by reference to the Articles of Merger, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C.

SUMMARY OF MERGER

         The Board of Directors has determined that incorporating in the State of Delaware enables the Company to adopt a certain number of measures, through amendments of its corporate charter or by-laws or otherwise that are designed to reduce its vulnerability to unsolicited takeover attempts. Merger of the Company into IAC, a Delaware corporation, is not being proposed in order to prevent any change in control of the Company, nor is it in response to any known attempt by a third party to acquire majority share ownership or board representation. However, Delaware law provides the flexibility to adopt certain measures that could thwart a possible hostile takeover or enhance the Board's ability to negotiate with an unsolicited bidder. Such strategies could include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for management and key employees which become effective upon a change in control of the Company, and the issuance of Preferred Stock, the rights and preferences of which would be determined by the Board of Directors. Many of these measures are permitted under North Carolina law. However, there is substantial legal precedent in Delaware as to the legal principles applicable to these measures and as to the assessment and judicial determination of the conduct of boards of directors under the business judgment rule with respect to unsolicited takeover attempts. Delaware law also permits the implementation of certain other measures that could have anti-takeover implications. These measures may include the establishment of a staggered board of directors, the ability of shareholders to act by majority, rather than by unanimous written consent, without a meeting of shareholders. For a discussion of these and other differences between the laws of North Carolina and Delaware, see "Comparison of Corporate Laws of Delaware and North Carolina."

         The Board of Directors believes that unsolicited takeover attempts, in addition to possibly causing serious disruption to the business and management of the Company, may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may:

-        be timed to take advantage of temporarily depressed stock prices;

- be designed to foreclose or minimize the possibility of more favorable competing bids; and

- involve the acquisition of only a controlling interest in the Company, without affording all shareholders the opportunity to receive the same economic benefits.

         By contrast, the Board of Directors believes that, by preserving the process whereby an acquirer must negotiate with an independent Board of Directors, the Board will be in a position to take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in its stock price and equal treatment of all shareholders.

         Despite the unanimous belief of the Board of Directors that changing the state of incorporation is in the best interests of the Company and its shareholders, you may find the proposal is advantageous to the extent that it might have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but that a majority of the shareholders deem to be in their best interests or in which shareholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management or to make a change in control of the Company that is opposed by the Board. This strengthened tenure and authority of the Board could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders.

         It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and North Carolina law, see "Comparison of Corporate Laws of Delaware and North Carolina."

         The Board of Directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the Merger outweigh the possible disadvantages. The objective will be accomplished through a "migrating merger." Some of the principal features are as follows:

         1. The Company will be merged into the newly created Delaware company, IAC, which will be the Survivor Corporation.

         2. Subject to the applicable provisions regarding appraisal rights of the Company's shareholders who file written objection to the proposed merger, each share of the Company's Common Stock issued and outstanding on the effective date of the merger will automatically become one (1) share of IAC.

         3. For Federal income tax purposes, the Company is of the opinion that no gain or loss will be recognized by the Company's stockholders, except those shareholders who exercise their appraisal rights.

         4. IAC will succeed to the business of the Company and the shareholders of the Company will become shareholders of IAC.

         5. The Merger is not intended to effect any change in the business, property or management or capitalization of the Company.

         6. The rights of the Company's shareholders who upon consummation of the merger will become shareholders of IAC will be governed by the laws of the State of Delaware and by the terms and provisions of the Articles of Incorporation and By-laws of IAC.

         7. Shareholders have the right to dissent from the merger and receive appraisal rights for their shares of Common Stock in the Company by complying with the requirements of Article 13 of the North Carolina Business Corporation Act. See "Right to Dissent and Appraisal Rights of Shareholders Objecting to the Proposed Merger." Dissenting shareholders are urged to consult with their legal advisors and tax advisors as to the legal procedures involved and as to the Federal, state or local tax consequences of the proposed merger.

The Merger

         It is presently anticipated that the date on which the merger will be consummated (the "Effective Date") in July 2001. However, the Board of Directors of the Company has the right to abandon the Merger prior to the Effective Date of the Merger.

         Those officers and directors serving the Company on the Effective Date of the Merger will thereupon hold the same offices with IAC.

         Upon the Effective Date of the Merger each share of the Common Stock of the Company will be converted automatically into one (1) share of the Common Stock of IAC and thereafter the outstanding certificates for shares of the Company will represent the same number of shares of IAC. It will not be necessary for holders of shares of the Company Common Stock to exchange their existing stock certificates for stock certificates of IAC. However, any shareholders desiring new certificates representing stock certificates in IAC may submit their existing certificates of the Company to American Stock Transfer & Trust Company, the transfer agent for the Company and IAC and obtain new certificates.

         Upon the Effective Date of the Merger the Company's Common Stock will continue to trade under the symbol "IARC," which symbol has already been reserved with Nasdaq. After the name change, brokers will continue to accept the Company's stock certificates.

Comparison of Corporate Laws of Delaware and North Carolina

         Summarized below are the principal differences and similarities between the North Carolina Business Corporation Act ("North Carolina law") and the Delaware General Corporation Law ("Delaware law"). The summary does not purport to be a complete statement of all of the differences and similarities between the North Carolina Business Corporation Act and the Delaware General Corporation Law as well as related laws affecting shareholders' rights. This summary is qualified in its entirety by reference to the provisions of these laws. You are advised to consult with your own legal counsel regarding all such matters.

Required Votes

         Both North Carolina and Delaware have similar provisions as to the required numbers of votes by shareholders to approve mergers; consolidations and sale of substantially all of a corporation's assets. The necessary vote in both jurisdictions requires that such transactions be approved by a majority of each voting group entitled to vote separately on such planned action.

Shareholder Action by Written Consent

         The North Carolina shareholders may not act by written consent unless such consent is unanimous. Under Delaware law, shareholders can act by written consent in lieu of a shareholders' meeting if such consent is signed by the holders of at least a majority of the outstanding shares. Using the consent method can often expedite shareholder action when necessary.

Power to Call Special Shareholders Meetings

         Under North Carolina law a special meeting of shareholders may be called at any time by a board of directors. Under most circumstances, the shareholders of a public corporation have no right to call a special meeting. The exception to that rule involves hostile tender offers. Under Delaware law, a special meeting may be called by a board of directors or by other person authorized to do so in the certificate of incorporation. Neither the Certificate of Incorporation nor the By-laws of IAC authorize shareholders to call a special meeting.

Appraisal Rights

         Under both North Carolina and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. In North Carolina, appraisal rights are also available for certain amendments to a company's articles of incorporation. Under Delaware law, such appraisal rights are not available (i) with respect to amendments to the certificate of incorporation, (ii) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (iii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive in the transaction only shares that are so listed or held of record, plus cash in lieu of fractional shares, or (iv) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

Removal of Directors

         Under both North Carolina and Delaware law, a director of a corporation that does not have cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote, and, in the case of a corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. Notwithstanding the foregoing, a director of a Delaware corporation with a classified board of directors, i.e., staggered terms, may be removed only for cause, unless the certificate of incorporation otherwise provides. IAC's Certificate of Incorporation does not so provide otherwise.

Indemnification and Limitation of Liability

         North Carolina and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states with respect to indemnification and limitation of liability.

         Alydaar's Articles of Incorporation eliminate the liability of directors to the fullest extent permissible under North Carolina law. North Carolina law does not permit the elimination of monetary liability where such liability is in connection with: (i) a proceeding by or in the right of the company in which the director was adjudged liable to it; (ii) any proceeding in which the director was adjudged liable because he or she improperly received personal benefit; (iii) activities that, at the time taken. the director knew or believed to be clearly in conflict with the best interests of the corporation; or (iv) liability for improper distributions, loans or guarantees.

         The IAC Certificate of Incorporation likewise eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit.

         The limitation of liability provisions permissible under North Carolina and Delaware law also may not limit a director's liability for violation of, or otherwise relieve directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         North Carolina law requires indemnification when the individual was wholly successful, on the merits or otherwise. Delaware law requires indemnification whether or not the individual was successful, on the merits or otherwise.

Inspection of Shareholder List

         Both North Carolina and Delaware law allow any shareholder to inspect and copy the shareholder list for a purpose reasonably related to such person's interest as a shareholder. In addition, both states require a corporation to compile a list of shareholders entitled to vote at a meeting. However, Delaware law only requires that list to be compiled and available for inspection ten days prior to the meeting. North Carolina requires it to be compiled and available two days after notice of the meeting is given, which, although it could result in the list becoming available as few as eight days prior to the meeting, most often would result in it becoming available significantly earlier than in Delaware. Restricted access to shareholder records could result in an impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

Dividends and Repurchases of Shares

         North Carolina law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

         Under North Carolina law, a corporation may not make any distribution (including dividends, whether in cash or other property, and redemptions or repurchases of its shares) if it would result in either: (i) the corporation being unable to pay its debts as they become due; or (ii) the corporation's assets being less than the sum of its liabilities plus any preferential liquidation rights of shareholders.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Interested Director Transactions

         Under both North Carolina and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under North Carolina and Delaware law. Under North Carolina and Delaware law, (i) either the shareholders or a board of directors must approve any such contract or transaction after full disclosure of the material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. If shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (which need not constitute a quorum). However, in North Carolina, unlike Delaware, an interested director transaction cannot be ratified by only one director.

         Therefore, certain transactions that the board of a company would lack the authority to approve, because of the number of interested directors, could be approved by a sole disinterested director. Alydaar is not aware of any plans to propose any transaction involving interested directors of the Company.

Size of the Board of Directors

         Under North Carolina law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, a board of directors may: (i) increase or decrease the number of directors by not more than 30% during any 12-month period; or (ii) fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws. Delaware law permits a board of directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). The IAC Certificate of Incorporation provides that the number of directors of IAC will be as specified in its Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. The ability of the Board of Directors to alter the size of the Board without shareholder approval enables the Company to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. The IAC Bylaws provide, consistent with Delaware law, that the size of the Board may be changed or a definite number fixed either with the approval of the Board acting alone or of a majority of IAC's shareholders. If the Merger is approved, the directors elected at this Meeting will continue as directors of IAC after the Merger is consummated.

Shareholder Approval of Certain Business Combinations

         In the last several years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" (sales, mergers, acquisitions or consolidations) by Delaware corporations with "interested shareholders" are subject to a three-year moratorium unless specified conditions are met. Under
Article 9A of the North Carolina Business Corporation Act, certain business combinations with a majority shareholder are subject to specified conditions. This section was enacted to prevent abusive takeover tactics and to encourage a full and fair offer. North Carolina does not have an equivalent provision to
Section 203 which addresses business combinations with a significant but not majority shareholder.

         In general, Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or group who owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder, sales or other dispositions to the interested shareholder (except proportionately with the other shareholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock, the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers that do not increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock), or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such shareholder becomes an interested shareholder a board of directors approves either the business combination or the transaction that resulted in the person becoming an interested shareholder; (ii) the interested shareholder owns 85% of the corporation's voting stock upon consummation of the transaction that made him or her an interested shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved by the holders of at least 66% of the voting stock not owned by the interested shareholder.

         Section 203 only applies to Delaware corporations that have a class of voting stock listed on a national securities exchange, quoted on an interdealer quotation system such as Nasdaq or held of record by more than 2,000 shareholders. IAC will meet both of these requirements immediately following the Merger. In addition, a Delaware corporation may elect not to be governed by
Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to its bylaws, which amendment must be approved by a majority shareholder vote and may not be further amended by a board of directors. IAC will be governed by Section 203.

         Article 9A of the North Carolina Business Corporation Act denies voting rights to "Control Shares" unless affirmatively reinstated by the vote of the holders of a majority of the voting stock, not including the control shares. "Control Shares" consist of all shares held by a person acquiring shares resulting in holdings of equal to or in excess of one-fifth, one-third or a majority of all voting power. Like Section 203, Article 9A only applies to certain public companies.

         The Company believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for IAC in which all shareholders would not be treated equally. Shareholders should note that the application of Section 203 to IAC will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for IAC's shares over the then-current market price. Section 203 should also discourage certain potential acquirers unwilling to comply with its provisions.

Comparison of Corporate By-Laws of Delaware and North Carolina

Summarized below are the principal differences and similarities between the North Carolina Corporate By-Laws and the Delaware Corporate By-Laws.

Title Changes

         In the North Carolina By-Laws, a functional title of President is authorized to initiate and perform various meetings and tasks. In the Delaware By-Laws, the title President is replaced by the Chief Executive Officer. Also, in the North Carolina By-Laws, certain functions and tasks are attributed to the Treasurer. In the Delaware By-Laws, the title Treasurer is replaced by the Chief Financial Officer.

Compensation of Officers

         In the North Carolina By-Laws, the compensation of all officers of the Company is fixed by the Board of Directors. In the Delaware By-Laws the compensation of all "C" level officers will be fixed by the Board of Directors. Under Delaware By-Laws, compensation issues for all employees below the "C" level officers is at the direction of the Chief Executive Officer.

Action by Directors Without Meeting

         In the North Carolina By-Laws, action required or permitted by law to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all members of the Board. Under the Delaware By-Laws, action required or permitted by law to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all except one members of the Board.

Loans

         In the North Carolina By-Laws, no loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Under the Delaware By-Laws, no loans greater than $2,000,000 shall be contracted on behalf of the corporation and no evidences of indebtedness greater than $2,000,000 shall be issued in its name unless authorized by a resolution of the Board of Directors.

Capital Stock of IAC

         The Certificate of Incorporation of IAC will authorize 50,000,000 shares of the Common Stock having a par value of $.001 per share and 1,000,000 shares of Preferred Stock having a par value of $.001 per share. Except for shareholders who might invoke their appraisal rights, each of the currently outstanding 31,773,673 shares of the Company's Common Stock will be exchanged for one share of IAC Common Stock. The Common Stock of IAC will have no preemptive, conversion, redemption or similar rights. Upon the liquidation of IAC, and assuming that no Preferred Stock has been issued other than the Class A Preferred Stock, the holders of Common Stock would be entitled to share ratably in the net assets available for distribution to shareholders after payment of available net assets to the holders of the Class A Preferred Stock. Since the Common Stock of IAC like the shares of the Company do not have cumulative voting rights, the holders of more than 50% voting for election of directors can elect 100% of the directors if they choose to do so.

Right to Dissent and Appraisal Rights Objecting to the Proposal

         Under the North Carolina Business Corporation Act (the "NCBCA"), the proposed Merger of the Company with and into IAC entitles Alydaar shareholders to assert dissenters' rights. Any shareholder who elects to invoke his or her dissenter's rights must:

         - send notice to the Company prior to the vote on the Merger demanding payment ("payment demand") for his or her shares if the Merger is effectuated and

         -        not vote his or her shares in favor of the Merger.

         If a shareholder fails to observe the foregoing, dissenter's rights are forfeited.

         If the proposed Merger is approved at the Meeting, within ten days after the Meeting, the Company is required to mail by registered mail or certified mail a "dissenter's notice" to all shareholders who have invoked their dissenter's rights stating:

         -        where payment demands must be sent;

         -        where and when a dissenter's shares should be sent;

         - to those shareholders whose certificates are not registered in their name ("uncertificated shares") to what extent their shares will be restricted after payment demand is received;

         - a date by which the payment demand is to be returned to the Company; and

         -        supply a form for making the payments demanded.

         A shareholder that receives the dissenter's notice must:

         -        complete the payment demand form; and

         - deliver the form and the certificates within the time prescribed in the payment demand form.

         A failure to comply with the foregoing within the time prescribed will result in a forfeiture of dissenter's rights. Should the Company fail to make payment within sixty days after the date set in the dissenter's notice for demanding payment and depositing share certificates, it must return the deposited certificate or release restrictions on uncertificated shares. If thereafter, the Company takes action with respect to the dissenter's demand, it must send a new "dissenter's notice" which starts the process over again.

         If the Company acts upon the dissenter's payment demand, as soon as the Merger is approved or upon receipt of a payment demand, it must offer to pay each complying dissenter its estimate of the fair value of the dissenter's shares, plus interest accrued to the date of payment and it must pay the full amount to each dissenter who agrees in writing to accept such payment in full satisfaction of his or her name. The offer of payment must be accompanied by the following:

         - the Company's recent balance sheet and statement of operations and statements of cash flows for the year ended December 31, 2000 and interim financial statements for the quarter ended March 31, 2001;

         -        the Company's estimate of the fair value of the shares;

         -        the Company's statement of how interest was calculated;

         - Alydaar's statement of the dissenter's right to demand payment of his or her own estimate of the fair value of the shares; and

         -        Copy of Article 13 of the Business Corporation Act of North
                  Carolina.

         In order to preserve dissenter's rights, a dissenter must make a "final payment demand" upon the Company:

         - if the dissenter believes the amount offered by the Company is not sufficient and the dissenter seeks additional value;

         - the Company has failed to make payment within 30 days after the dissenter's written acceptance of the Company's offer of payment; or

         - the Company fails to return the deposited share certificates or release the transfer restrictions on his uncertificated shares if the Company has failed to take corporate action within sixty (60) days after the date set in the dissenter's notice for the initial payment demand.


         The "final payment demand" must be made within thirty days after the Company's offer of payment and within thirty days after the Company has failed to perform timely. Otherwise, the dissenter will be deemed to have withdrawn his or her dissent and demand for payment. Any "final payment demand" must include:

         - the dissenter's own estimate of the fair value of the shares or the fair value of the shares and interest without any estimate.

         A dissenter who has made a "final payment demand" which has not been met may commence judicial proceedings for judicial approval provided the action is commenced within sixty days after final demand has been made or the dissenter has the option within ninety days to accept the Company's offer. If a dissenter takes no action, his demand for payment will be deemed to have been withdrawn.

         The foregoing summary does not purport to be a complete statement of all of the provisions of Article 13 of the NCBCA and is qualified in its entirety by reference to Article 13, a copy of which is attached to this Proxy as Exhibit A. Any shareholder who may be considering invoking his or her dissenter's rights should carefully read Article 13 and consult with his or her legal advisor. Additionally, a dissenting shareholder who receives payment for his or her shares upon exercise of appraisal rights will, subject to the provisions of Section 302(b) of the Internal Revenue Code, recognize capital gains or losses for federal income tax purposes measured by the difference between the cost bases for the shares and the amount of payment received. Shareholders who may dissent and seek payment should also consult with their tax advisors.

Termination

         The Board of Directors may terminate and cancel the Merger at any time prior to the Effective Date, either before or after submission of the Merger to a vote of shareholders.

Votes Required

         The affirmative vote of a majority of the votes cast at the Meeting shall be necessary for approval of the Merger. The Company, which is presently the sole shareholder of IAC, has authorized the Merger for IAC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

                    ----------------------------------------

                                 PROPOSAL NO. 3

         RATIFICATION OF THE INCREASE OF THE NUMBER OF SHARES AVAILABLE
               FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE CORPORATION
                      OMNIBUS STOCK PLAN AND APPROVAL OF AN
                  INCREASE OF SHARES AVAILABLE UNDER SUCH PLAN

         In 1994, the Company adopted the Alydaar Software Corporation Omnibus Stock Plan (the "1994 Plan") to issue options to purchase the Company's Common Stock. The 1994 Plan was adopted to enable the Company to attract and retain skilled and dedicated employees and to offer, as an incentive to employees and officers who render services for the Company, the opportunity to share in the future growth of the Company. Under the 1994 Plan, 375,000 shares of the Company's Common Stock were originally reserved for issuance upon the exercise of options. Stockholders ratified the increase from 375,000 shares to 1,000,000 shares and approved the increase from 1,000,000 shares up to 2,000,000 shares available under the 1994 Plan in May 1998. Also in May 1998, in conjunction with the approval of an increase of total authorized shares, stockholders approved an increase in the number of shares available under the 1994 Plan to 3,000,000 shares. Stockholders are now being requested to approve an increase in the number of shares available under the 1994 Plan to 4,000,000 shares. The Company believes that it will need the ability to issue additional options to employees to continue to attract and retain skilled and dedicated employees.

Summary of the 1994 Plan

         The 1994 Plan authorizes grants of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and other stock and stock-based awards (the "Awards"). Awards may be granted singly, in tandem, or in combination with other Awards. All Awards granted under the 1994 Plan are subject to separate Award Agreements outlining the specific terms and conditions of the award. Each Award Agreement is governed by the terms of the 1994 Plan.

         The 1994 Plan authorizes a Committee appointed by the Board of Directors (the "Committee") to administer its terms. The 1994 Plan authorizes the Committee to grant Awards to employees, including directors, and classes of employees. The 1994 Plan grants the Committee the discretion to determine which employees and directors will receive Awards, the types of Awards to be made, and the terms, conditions and limitations applicable to the Awards. No member of the Committee may receive a grant of an Award or participate in the 1994 Plan.

         The 1994 Plan authorizes grants of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NSOs"). A stock option is a right to purchase shares of the Company's Common Stock at a specified price at a specified time. The exercise price of an ISO may not be less than the fair market value per share of the Company's Common Stock on the date the ISO is granted. The exercise price of an NSO may be below fair market value per share of the Company's Common Stock on the date the NSO is granted. Payment of the exercise price of the stock options shall be made in cash, or, at the discretion of the Committee, in whole or in part, in shares of the Company's Common Stock or through another form of payment approved by the Committee. ISOs are subject to the following additional limitations: (1) the aggregate fair market value (determined at the time an option is granted) of stock with respect to which ISOs are exercisable for the first time by a recipient during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, (2) if the individual to whom the ISOs were granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock, and (B) the option period must be no more than five years from the date of grant, and (3) the ISO may not be exercised after the expiration of ten (10) years from the date the option is granted.

         Unless otherwise determined by the Committee or by other provisions of the 1994 Plan, upon the granting of any option, such option may be immediately exercisable with respect to 100% of the shares, subject to the option. The Committee may, in its discretion, however, (1) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (2) impose other restrictions on the vesting of any option or the vesting of any shares of Common Stock that an employee receives upon exercise of any option; provided that any and all such restrictions shall lapse if there is a sale of
(A) substantially all of the assets or (B) 50% or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board or the Committee imposes on an option pursuant to this paragraph shall be specified in the Stock Option Award Agreement governing such option.

         The 1994 Plan authorizes grants of Stock Appreciation Rights ("SARs"). A SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of the Company's Common Stock under terms determined by the Committee. SARs may be granted in tandem, with part or all of, in addition to, or independent of stock options or any other Awards. The amount payable in cash and/or shares of the Company's Common Stock is equal in value to a percent of the amount by which the fair market value per share on the exercise date exceeds the exercise price of the SAR. The Committee determines the applicable percent. The amount payable in shares of the Company's Common Stock, if any, is determined with reference to the fair market value on the date of exercise. To date, no SARs have been issued under the 1994 Plan.

         The 1994 Plan authorizes grants of awards of Restricted Stock. Restricted Stock shares are subject to the terms, conditions, and restrictions deemed appropriate by the Committee. Among other restrictions, the Committee may impose restrictions upon the sale, assignment, transfer, or other disposition of Restricted Stock and the requirement of forfeiture upon termination of employment under certain specified conditions. The restrictions may lapse or be waived upon terms established by the Committee (such as the employee's continued employment until a certain date after the grant of the Restricted Stock). The recipient of Restricted Stock has all the rights of shareholders of the Company, including the right to vote and the right to receive any cash or stock dividends on the Restricted Stock.

         The 1994 Plan authorizes grants of Performance Awards based upon terms and conditions that are consistent with the purposes of the 1994 Plan and deemed appropriate by the Committee. Performance Awards are awards which are contingent upon the performance of all or a portion of the Company or which are contingent upon the individual performance of the recipient. The Committee determines the performance measurements and criteria for Performance Awards.

         The 1994 Plan authorizes the grant of other stock and stock-based awards including, but not limited to, awards pursuant to which shares of the Company's Common Stock are or may be acquired in the future, awards denominated in stock units, securities convertible into shares of the Company's Common Stock, and dividend equivalents. The terms and conditions of these awards must be consistent with the terms and purposes of the 1994 Plan and are determined by the Committee.

         Any unexercised or undistributed portion of terminated, expired, exchanged or forfeited Awards or Awards settled in cash in lieu of shares shall again be available under the 1994 Plan.

         All Awards granted by the Committee under the 1994 Plan are subject to separate Award Agreements which specify the number of shares of the Company's Common Stock subject to the grant and other terms and conditions of the award. Award Agreements must include the following: (1) a provision indicating that the award granted shall not be transferred except by will or by the laws of descent and distribution and that the award shall only be exercised by the recipient during the lifetime of the recipient (or by the recipient's guardian or legal representative); (2) provisions describing the treatment of the award in the event of the recipient's termination of employment, retirement, death or disability; (3) provisions describing the limitations upon the recipient's shareholder rights; (4) a provision requiring the appropriate tax withholding from the amounts paid in satisfaction of the award granted; and (5) provisions regarding grants to an Insider.

         The Committee may make appropriate adjustments in the number, kind, price and value of the shares of Common Stock authorized by the Plan and adjustments to outstanding Awards it deems appropriate to prevent the dilution or enlargement of rights upon changes in capitalization of the Company. Changes in capitalization of the Company includes any of the following events:
(1) reorganization, (2) recapitalization, (3) stock split, (4) stock dividend,
(5) exchange of stock, (6) combination of stock, merger, consolidation, (7) any other change in corporate structure of the Company affecting the Common Stock,
(8) a sale by the Company of all or a significant part of its assets, or (9) any distribution to its shareholders other than a normal cash dividend.

         In the event of a Change in Control, the 1994 Plan authorizes the Committee to recommend that Board of Directors take any of the following actions with respect to Awards granted under the 1994 Plan: (1) accelerate time periods for purposes of vesting, (2) offer to purchase outstanding Awards for an equivalent cash value, or (3) make adjustments or modifications to outstanding Awards. Any such action approved by the Board of Directors shall be binding on the Company. The 1994 Plan defines "Change in Control" as the earliest date upon which any of the following occurs: (1) an individual, entity or group (other than Robert F. Gruder or Kevin B. Kimberlin or any of their affiliates) acquires, other than directly from the Company, beneficial ownership of 20% or more of the outstanding Common Stock or voting power of the Company or (2) the persons who were directors of the Company 30 days after the effective date of the 1994 Plan and the persons who were directors due to their election or nomination by the Company's shareholders shall cease to constitute a majority of the Board.

         The Company may, at any time, alter, suspend or terminate the 1994 Plan and any or all Award Agreements under the 1994 Plan. The Company may not, without further approval of the Stockholders, (1) increase the maximum number of shares for which Awards may be granted under the 1994 Plan (except as a result of changes in capitalization of the Company), (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of options, (3) increase the benefits accruing to recipients of Awards, (4) change the class of persons eligible to receive options, or (5) extend the duration beyond the date approved by the Stockholders. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any option previously granted, unless the consent of the employee is obtained. No person may be divested of ownership of shares already issued under the 1994 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE INCREASE FROM 3,000,000 TO 4,000,000 SHARES AVAILABLE UNDER THE 1994 PLAN AND AVAILABLE FOR ISSUANCE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3

                    ----------------------------------------

                                 PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to approval by the stockholders, the Board of Directors, upon recommendation of the Audit Committee has appointed Holtz Rubenstein & Co. LLP as the independent public accountants to audit the financial statements of the Company for the year ending December 31, 2001. A representative from Holtz, Rubenstein & Co., LLP is not expected to be present. However, a representative is expected to be available by phone and have the opportunity to respond to appropriate questions.

         Holtz Rubenstein & Co. LLP also served as the Company's auditors for the fiscal years ended December 31, 1997, 1998, 1999 and 2000.

         The aggregate fees billed for professional services rendered for the Company's annual financial statement for the year ended December 31, 1999 and reviews of the Company's form 10Q's for the year ended December 31, 2000 were $91,141. Fees for the audit of the Company's 401-K plan for the year ended December 31, 1999 and the review of an S-3 filing were $10,687.

         There were no other fees billed for services rendered by the Principal Accountants. The Audit Committee believes that the provision of professional services rendered by the Accountants is compatible with maintaining the Principal Accountants' independence.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4

                    ----------------------------------------

                            PROPOSALS OF STOCKHOLDERS

         Stockholders of the Company, pursuant to Rule 14a-8, who intend to present a proposal for action at the 2002 Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than January 31, 2002, for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting. Any other shareholder proposal submitted after October 1, 2001 will be considered untimely.

          ANNUAL REPORT TO STOCKHOLDERS AND INCORPORATION BY REFERENCE

         The Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, is being delivered with this Proxy Statement to the Company's stockholders and is incorporated by reference into this Proxy Statement.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that are expected to be presented for consideration at the Meeting which are not described herein. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                         By Order of the Board of Directors
                                         Robert F. Gruder, Chairman

                       INFORMATION ARCHITECTS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             May 25, 2001 2:00 P.M.

         The undersigned hereby appoints Robert F. Gruder and Thomas J. Dudchik, and each of them jointly and severally, proxies with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Information Architects Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2001 or any adjournments thereof.

         1.       ELECTION OF DIRECTORS.

                  FOR all the nominees listed below [  ]

                  WITHHOLD AUTHORITY to vote for all nominees listed below [  ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

                  Robert F. Gruder [  ]             Thomas J. Dudchik [  ]

                  Richard J. Blumberg [  ]          James H. McLaughlin [  ]

                  Larry R. Green [  ]

         2. PROPOSAL TO APPROVE THE MERGER OF THE COMPANY INTO A NEWLY ESTABLISHED DELAWARE SUBSIDIARY IN ORDER TO EFFECT THE CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM NORTH CAROLINA TO DELAWARE.

                  FOR  [  ]            AGAINST [  ]          ABSTAIN  [  ]

         3. PROPOSAL TO RATIFY THE INCREASE OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK PLAN AND APPROVAL OF AN INCREASE OF SHARES AVAILABLE UNDER SUCH PLAN.

                  FOR  [  ]            AGAINST [  ]          ABSTAIN  [

         4. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF HOLTZ RUBENSTEIN & CO., LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

                  FOR  [  ]            AGAINST [  ]          ABSTAIN  [  ]



         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

         (Continued and to be signed on reverse side.)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT MESSRS. GRUDER, DUDCHIK, MCLAUGHLIN, BLUMBERG AND GREEN AS DIRECTORS (PROPOSAL NO. 1); TO APPROVE THE MERGER OF THE COMPANY INTO A NEWLY ESTABLISHED DELAWARE SUBSIDIARY IN ORDER TO EFFECT THE CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM NORTH CAROLINA TO DELAWARE (PROPOSAL NO. 2); TO RATIFY THE INCREASE OF THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK PLAN AND APPROVAL OF AN INCREASE OF SHARES AVAILABLE UNDER SUCH PLAN (PROPOSAL NO. 3); AND TO RATIFY THE SELECTION AND APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF HOLTZ, RUBENSTEIN & CO., LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001 (PROPOSAL NO. 4).


         -------------------------------------------------
         Dated


         -------------------------------------------------
         Signature


         -------------------------------------------------
         Title (if required)


         -------------------------------------------------
         Signature if held jointly


(Please sign exactly as ownership appears on this proxy. Where stock is held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


         _____ Please indicate by check mark if you plan to attend in person the Information Architects Corporation Annual Stockholder's Meeting at Information Architects Headquarters, 4064 Colony Road, Charlotte, North Carolina 28211 at 2:00 p.m. on May 25, 2001.


Please mark, date, sign and return proxy in the enclosed envelope.

                                                                     APPENDICE A

                               ARTICLES OF MERGER
                                       OF
                       INFORMATION ARCHITECTS CORPORATION,
                          A NORTH CAROLINA CORPORATION
                                  WITH AND INTO
                                      IAC,
                             A DELAWARE CORPORATION

         IAC, a corporation organized under the laws of Delaware (the "Surviving Corporation"), hereby submits these Articles of Merger for the purpose of merging INFORMATION ARCHITECTS CORPORATION, a corporation organized under the laws of North Carolina (the "Merging Corporation"), into the Surviving Corporation.

         1. With respect to each corporation which is a party to the merger:

                  (a) The Plan of Merger attached hereto and made part hereof as Exhibit A was duly approved by the shareholders of the Merging Corporation on May ___, 2001, as required by the North Carolina Business Corporation Act.

                  (b) The Plan of Merger attached hereto and made part hereof as Exhibit A was duly approved by the shareholders of the Surviving Corporation on May ___, 2001, as required by the Delaware General Corporation Law.

         2. This merger shall become effective upon filing of these Articles of Merger with the Delaware Secretary of State.

Dated:  April ___, 2001


                                    IAC,
                                    a Delaware corporation


                                 By:______________________________________
                                    Robert F. Gruder, Chief Executive Officer

                                 PLAN OF MERGER

A.  CORPORATIONS PARTICIPATING IN THE MERGER.

         Information Architects Corporation, a North Carolina corporation (the "Merging Corporation") agrees to merge into IAC, a Delaware corporation (the "Surviving Corporation").

B.  NAME OF SURVIVING CORPORATION

         After the merger, the Surviving Corporation will have the name "Information Architects Corporation."

         The Surviving Corporation shall be governed by the laws of the State of Delaware, the Certificate of Incorporation of the Surviving Corporation shall be filed with the Secretary of State of Delaware and the principal office of the Surviving Corporation shall be:

                           Two Morrocroft Centre
                           4604 Colony Road
                           Charlotte, North Carolina 28211

C.  MERGER

         Pursuant to the terms and conditions of this Plan of Merger the Merging Corporation will merge, effective upon filing Articles of Merger with the Secretary of State of Delaware, into the Surviving Corporation. Upon the merger becoming effective (the "Effective Date"), the corporate existence of the Surviving Corporation will continue and the corporate existence of the Merging Corporation shall cease. The title to all real estate and other property owned by the Merging Corporation will be vested in the Surviving Corporation without reversion or impairment. The Surviving Corporation will have all liabilities of the Merging Corporation.

D.  CONVERSION AND EXCHANGE OF SHARES

         Upon the Effective Date, all of the outstanding shares of the Merging Corporation shall be cancelled. Each holder of a certificate or certificates representing shares of the Merging Corporation shall surrender the same for cancellation to the transfer agent of the Merging Corporation and Surviving Corporation, ________________. After the Effective Date, each certificate representing shares of the Merging Corporation shall be deemed to represent, and shall be exchanged for, an equal number of shares of the Surviving Corporation. Upon the effective date of the merger, the outstanding shares of the Surviving Corporation shall be cancelled.

E.  DISSENTER'S RIGHTS

         The Surviving Corporation may agree to pay to any dissenting shareholders of the Merging Corporation who may be entitled to vote and who properly dissent to the merger, under the laws of North Carolina, the fair value of his or her shares.

F.  ABANDONMENT

         At any time prior to the merger becoming effective, the board of directors of the Surviving Corporation or the Merging Corporation may, in each of their discretion, abandon the merger.

                                                                     APPENDICE B

                          CERTIFICATE OF INCORPORATION
                                       OF
                       INFORMATION ARCHITECTS CORPORATION


         FIRST: The name of the corporation is Information Architects Corporation (hereinafter referred to as the "Company").

         SECOND: The address of the registered office of the Company in the State of Delaware is ___________________. The name of the registered agent of the Company at that address is ______________.

         THIRD: The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

         FOURTH: A. The total number of shares of all classes of stock which the Company shall have authority to issue is Fifty-One Million (51,000,000) shares of which Fifty Million (50,000,000) shall be Common Stock with a par value of $.001 per share (the "Common Stock") and One Million (1,000,000) shall be Preferred Stock with a par value of $.001 per share (the "Preferred Stock").

         B. The board of directors is authorized, subject to any limitations prescribed by law, to establish by resolution the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), the number of shares to be included in each such series, and to fix the rights, privileges, vote, liquidation preference, series, convertibility, dividend (whether cumulative or non-cumulative) of the shares of each such series and any qualifications, limitations or restrictions thereof.

         C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote.

         FIFTH: The name and address of the incorporator is as follows:

                _____________________________


         SIXTH: The initial board of directors will consist of___________

         SEVENTH: A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of any duty as a director, except and only to the extent applicable law restricts the effectiveness of this provision. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

                                                                     APPENDICE C
                                                                     EXHIBIT ___

                                     BYLAWS
                                       OF
                       INFORMATION ARCHITECTS CORPORATION

                         Effective as of _________, 2001

                                 INDEX OF BYLAWS
                                       OF
                             INFORMATION ARCHITECTS

                                   ARTICLES I
OFFICES

         Section 1. Principal Office
         Section 2. Registered Office
         Section 3. Other Offices

                                   ARTICLE II
MEETINGS OF SHAREHOLDERS

         Section 1. Annual Meeting
         Section 2. Substitute Annual Meeting
         Section 3. Special Meetings
         Section 4. Place of Meeting
         Section 5. Notice of Meeting
         Section 6. Waiver of Notice
         Section 7. Closing of Transfer Books or Fixing of Record Date
         Section 8. Voting Lists
         Section 9. Voting Groups
         Section 10. Quorum
         Section 11. Proxies
         Section 12. Voting of Shares
         Section 13. Votes Required
         Section 14. Action of shareholders Without Meeting

                         ARTICLE III BOARD OF DIRECTORS

         Section 1. General Powers
         Section 2. Number, Tenure and Qualifications
         Section 3. Vacancies
         Section 4. Removal
         Section 5. Compensation
         Section 6. Chairman of the Board

                                   ARTICLE IV
MEETING OF DIRECTORS

         Section 1. Regular Meetings
         Section 2. Special Meetings
         Section 3. Notice
         Section 4. Waiver of Notice
         Section 5. Quorum
         Section 6. Manner of Acting
         Section 7. Presumption of Assent
         Section 8. Action by Directors Without Meeting
         Section 9. Meetings by Conference Telephone

                                    ARTICLE V
COMMITTEES OF THE BOARD

         Section 1. Executive Committee
         Section 2. Other Committees
         Section 3. Vacancy
         Section 4. Removal
         Section 5. Minutes
         Section 6. Responsibility of Directors

                                   ARTICLE VI
OFFICERS

         Section 1. Officers of the corporation
         Section 2. Appointment and Term
         Section 3. Compensation of Officers
         Section 4. Removal of Officers
         Section 5. Bonds
         Section 6. President
         Section 7. Vice Presidents
         Section 8. Secretary
         Section 9. Assistant Secretaries
         Section 10. Treasurer
         Section 11. Assistant Treasurers

                                   ARTICLE VII
CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 1. Contracts
         Section 2. Loans
         Section 3. Checks and Drafts
         Section 4. Deposits


                                  ARTICLE VIII
CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 1. Certificates for Shares
         Section 2. Transfer of Shares
         Section 3. Lost Certificates
         Section 4. Holder of Record


                                   ARTICLE IX
GENERAL PROVISIONS

         Section 1. Distributions
         Section 2. Seal
         Section 3. Fiscal Year
         Section 4. Pronouns
         Section 5. Amendments

                                    ARTICLE X
INDEMNIFICATION

         Section 1. Coverage
         Section 2. Payment
         Section 3. Evaluation
         Section 4. Consideration
         Section 5. Definitions

                                                                     EXHIBIT 3.2


                                     BYLAWS
                                       OF
                       INFORMATION ARCHITECTS CORPORATION

                                    ARTICLE I

                                     OFFICES

         Section 1. Principal Office. The principal office of the corporation shall be located in Charlotte, North Carolina or at such other place as the Board of Directors shall determine.

         Section 2. Registered Office. The registered office of the corporation required by law to be maintained in the State of Delaware may be, but need not be, identical to the principal office. The address of the registered office may be changed from time to time by the Board of Directors or any authorized officer of the corporation.

         Section 3. Other Offices. The corporation may, from time to time, have offices at such places, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. Annual Meeting. The annual meeting of the Shareholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on the second Tuesday in the month of January in each year, beginning with the year 2001, at the hour of ten o'clock a.m. or such other time on such day designated in the notice of meeting, for the purpose of electing directors and for the transacting of such other business as may come before the meeting. If the day for the annual meeting shall be a legal holiday in the State of Delaware, such meeting shall be held on the next succeeding business day.

         Section 2. Substitute Annual Meeting. If the annual meeting shall not be held on the day designated by these Bylaws for the annual meeting of shareholders, or at any adjournment thereof, then a substitute annual meeting may be called in accordance with Section 3 of this Article and the meeting so called may be designated and treated for all purposes as the annual meeting.

         Section 3. Special Meetings. Special meetings of the shareholders may be called by the Chief Executive Officer or by the Board of Directors.

         Section 4. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Delaware, as the place for the holder of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

         Section 5. Notice of Meeting. Written or printed notice stating the time and place of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is to be held shall be delivered, sixty (60), or in case of a special meeting called at the request of the shareholders, not more than thirty (30), days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the record of shareholders of the corporation, with postage thereon prepaid. In addition to the foregoing, notice of a substitute annual meeting shall state that the annual meeting was not held on the day designated by these Bylaws and that such substitute annual meeting is being held in lieu of and is designated as such annual meeting.

         If a meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed, however, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

         Section 6. Waiver of Notice.

                  (a) A shareholder may waive any notice required by law, the Certificate of Incorporation, or these Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

                  (b) A shareholder's attendance at a meeting:

                           (1) waives objection to lack of notice or defective
                  notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

                           (2) waives objection to consideration of a particular
                  matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter before it is voted upon.

         Section 7. Closing of Transfer Books and Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten
(10) days immediately preceding such meeting.

         In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) and, in the case of a meeting of shareholders, not less than ten (10) full days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired, and except where the Board of Directors fixes a new record date.

         Section 8. Voting Groups. After fixing a record date for a meeting, the President or the Secretary of the corporation shall cause the transfer agent to prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The shareholders' list shall be available for inspection by any shareholder at least ten (10) days before the meeting is given for which the list was prepared and continuing through the meeting, at a place identified in the meeting notice in the city where the meeting will be held. A shareholder, or his agent or attorney, is entitled on written demand to inspect and, subject to the requirements of Delaware General Corporation Law, Section 220, as may be hereafter amended, to copy the list, during regular business hours and at his expense, during the period it is available for inspection. The Secretary of the corporation shall cause the transfer agent to make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

         Section 9. Voting Groups. All shares of one or more classes or series that under the Certificate of Incorporation or the Delaware General Corporation Law are entitled to vote and be counted together collectively on a matter at a meeting of shareholders constitute a voting group. All shares entitled by the Certificate of Incorporation or the Delaware General Corporation Law to vote generally on a matter are for that purpose a single voting group. Classes or series of shares shall not be entitled to vote separately by voting group unless expressly authorized by the Certificate of Incorporation or specifically required by law.

         Section 10. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at the meeting only if a quorum of those shares exists. A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         The shareholders at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of the majority of the shares voting on the motion to adjourn; and at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

         Section 11. Proxies. Shares may be voted either in person or by one or more agents authorized by a written proxy executed by the shareholder or by his duly authorized attorney in fact.

         An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy is valid for three (3) years unless a different period is expressly provided in the appointment form.

         Section 12. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

         Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, if a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

         Shares of its own stock owned by the corporation directly, or indirectly through a corporation in which it owns, directly or indirectly, a majority of the shares entitled to vote for directors, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares at a given time entitled to vote; provided that this provision does not limit the power of the corporation to vote its own shares held by it in a fiduciary capacity.

         Section 13. Votes Required. The vote of a majority of the shares voted at a meeting of shareholders, duly held at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws. Any provision in theme Bylaws prescribing the vote required for any purpose as permitted by law may not itself be amended by a vote less than the vote prescribed therein.

         Section 14. Action of shareholders Without Meeting. Any action which may be taken at a meeting of the shareholders may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action must be evidenced by one or more written consents signed by all the shareholders before or after such action, describing the action taken and delivered to the corporation for inclusion in the minutes or filing with the corporate records. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of the Board of Directors.

         Section 2. Number, Tenure and Qualifications. The number of directors constituting the Board of Directors shall be not less than three (3) nor more than nine (9). The number of directors may be prescribed from time to time, without the minimum and maximum, by the Board of Directors. The initial number of directors shall be five.

         The directors shall be elected at the annual meeting of the shareholders (except as herein otherwise provided for the filling of vacancies) and each director shall hold office until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualified. Those persons who receive the highest number of votes at a meeting at which a quorum is present shall be deemed to have been elected.

         Directors need not be residents of the State of Delaware or shareholders of the corporation.

         Section 3. Vacancies. Except as otherwise provided by law or the Certificate of Incorporation, any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors within the minimum and maximum specified in Section 2, may be filled by the affirmative vote of a majority of the remaining directors even through less than a quorum or by the sole remaining director.

         The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

         At a special meeting of shareholders the shareholders may elect a director to fill any vacancy not filled by the directors.

         Section 4. Removal. Any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.

         A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

         Section 5. Compensation. The Board of Directors may compensate directors for their services as such and provide for the payment of all expenses incurred by directors in attending meetings of the Board.

         Section 6. Chairman of the Board. There may be a Chairman of the Board of Directors elected by the directors from their number at the annual meeting of the Board of Directors. The Chairman shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board.

                                   ARTICLE IV

                              MEETINGS OF DIRECTORS

         Section 1. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware for the holding of additional regular meetings without other notice than such resolution.

         Section 2. Special Meetings. Special meetings of the Board of Directors may be called by the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

         Section 3. Notice. The person calling the meeting shall give or cause to be given oral or written notice of special meetings of the Board of Directors to each director not less than three (3) days before the date of the meeting.

         Neither the business transacted at, nor the purposes of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 4. Waiver of Notice.

                  (a) A director may waive any notice required by law, the Certificate of Incorporation, or these Bylaws before or after the date and time stated in the notice. Except as provided by subsection (b), the waiver must be in writing, signed by the director entitled to the notice, and delivered to the corporation for filing with the minutes or corporate records.

                  (b) A director's attendance at or participation in a meeting waives any required notice to him of the meeting unless the director at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         Section 5. Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a quorum of the Board of Directors consists of
(a) a majority of the fixed number of directors if the corporation has a fixed board size, or (b) a majority of the number of directors prescribed, or if no number is prescribed, the number in office immediately before the meeting begins, if the corporation has a variable-range size board.

         Section 6. Manner of Acting. If a quorum is present when a vote is taken, the affirmative act of the majority of the directors present is the act of the Board of Directors, except as otherwise provided in these Bylaws.

         Section 7. Presumption of Assent. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless:

                  (a) He objects at the beginning of the meeting (or probably upon his arrival) to holding it or transacting business at the meeting;

                  (b) His dissent or abstention from the action taken is entered in the minutes of the meeting; or

                  (c) He files written notice of his dissent or abstention with the presiding officer of the meeting before its adjournment or with the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         Section 8. Action by Directors Without Meeting. Action required or permitted by law to be taken at a Board of Directors' meeting may be taken without a meeting if the action is taken by all except one member of the Board. The action must be evidenced by one or more written consents signed by each director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records. Action taken under this
Section is effective when the last director signs the consent unless the consent specifies a different effective date. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

         Section 9. Meetings by Conference Telephone. Any one or more directors may participate in a meeting of the Board or a committee by means of a conference telephone or similar communications device by which all directors participating may simultaneously hear each other during the meeting, and such participation a meeting shall be deemed presence in person at such meeting.

                                    ARTICLE V

                             COMMITTEES OF THE BOARD

         Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by the Bylaws, may designate two or more directors to constitute an Executive

Committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by applicable law.

         Section 2. Other Committees. The Board of Directors may create one or more other committees and appoint members of the Board of Directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the Board of Directors. The creation of a committee and appointment of members to it must be approved by the greater of:

                  (a) A majority of all the directors in office when the action is taken; or

                  (b) The number of directors constituting a quorum under the Articles of Incorporation or these Bylaws.

         Section 3. Vacancy. Any vacancy occurring in any committee shall be filled by a majority of the number of directors fixed by these Bylaws at a regular or special meeting of the Board of Directors.

         Section 4. Removal. Any member of a committee may be removed at any time with or without cause by a majority of the number of directors fixed by these Bylaws.

         Section 5. Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

         Section 6. Responsibility of Directors. The designation of a committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

         Any resolutions adopted or other action taken by a committee within the scope of the authority delegated to it by the Board of Directors shall be deemed for all purposes to be adopted or taken by the Board of Directors.

         If action taken by a committee is not thereafter formally considered by the Board, a director may dissent from such action by filing his written objection with the Secretary with reasonable promptness after learning of such action.

                                   ARTICLE VI

                                    OFFICERS

         Section 1. Officers of the Corporation. The officers of the corporation shall consist of a Chief Executive Officer , a Secretary, a Chief Financial Officer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time appoint. The same individual may simultaneously hold more than one office in the corporation, but no individual may act in more than one capacity where action of two or more officers is required.

         Section 2. Appointment and Term. The officers of the corporation shall be appointed by the Board of Directors and each officer shall hold office until his death, resignation, retirement, removal, disqualification or his successor shall have been appointed.

         Section 3. Compensation of Officers. The compensation of all "C" level executives of the corporation shall be fixed by the Board of Directors and no "C" level officer shall serve the corporation in any other capacity and receive compensation therefor unless such additional compensation be authorized by the Board of Directors. The appointment of an officer does not itself create contract rights. Compensation issues below the "C" level officer are at the direction of the Chief Executive Officer.

         Section 4. Removal of Officers. The Board of Directors may remove any officer at any time with or without cause, but such removal shall not itself affect the officer's contract rights, if any, with the corporation.

         Section 5. Bonds. The Board of Directors may by resolution require any officer, agent, or employee of the corporation to give bond to the corporation, with sufficient sureties, conditioned upon the faithful performance of the duties of his respective office or position, and to comply with such other condition as may from time to time be required by the Board of Directors.

         Section 6. Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders.

         He shall sign any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors OT by these Bylaws to some other offices or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

         The Chief Executive Officer shall be the custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents. The execution of which on behalf of the corporation under its seal is duly authorized.

         Section 7. Vice Presidents. The corporation shall have such Vice Presidents as the Chief Executive Officer may appoint. Each Vice President shall perform such other duties as from time to time shall be assigned to him by the Chief Executive Officer or Board of Directors.

         Section 8. Secretary. The Secretary shall: (a) attend all meetings of the shareholders and of the Board of Directors, keep the minutes of such meetings in one or more books provided for that purpose, and perform like duties for the standing committees when required; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;
(c) have general charge of the stock transfer books of the corporation, which shall be maintained by a corporation qualified to act as transfer agent; and (d) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the Board of Directors or by the Chief Executive Officer, under whose supervision he shall be.

         Section 9. Assistant Secretaries. In the absence of the Secretary or in the event of his death, inability or refusal to act, any Assistant Secretary, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. They shall perform such other duties as may be assigned to them by the Secretary, by the Chief Executive Officer or by the Board of Directors.

         Section 10. Chief Financial Officer. The Chief Financial Officer shall:
(a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for money due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such depositories as shall be selected in accordance with the provisions of Article VII, Section 4 of these Bylaws; and (b) in general perform all of the duties incident to the office of Chief Financial Officer, including preparing, or causing to be prepared, all financial statements required by law, and such other duties as from time to time may be assigned to him by the Chief Executive Officer or by the Board of Directors.

         Section 11. Assistant Treasurers. In the absence of the Treasurers or in the event of his death, inability to refusal to act, any Assistant Treasurers in the order of their length of service as Assistant Treasurers, unless otherwise determined by the Board of Directors shall perform the duties of the Treasurers, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. They shall perform such other duties as may be assigned to them by the Treasurer, by the Chief Executive Officer or by the Board of Directors.

                                   ARTICLE VII

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 2. Loans. No loans greater than $2,000,000 shall be contracted on behalf of the corporation and no evidences of indebtedness greater than $2,000,000 shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.


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

         Section 3. Checks and Drafts. All checks, drafts or other orders for the payment of money, issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors may select.

                                  ARTICLE VIII

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 1. Certificates for Shares. The Board of Directors, by resolution, may authorize the issuance of some or all of the shares of the corporation's classes or series without issuing certificates to represent such shares. If shares are represented by certificates, the certificates shall be in such form as shall be determined by the Board of Directors. Certificates shall be signed by the Chief Executive Officer or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and the date of issue, shall be entered on the stock transfer books of the corporation. When shares are represented by certificates, the corporation shall issue and deliver, to each shareholder to whom such shares have been issued or transferred, certificates representing the shares owned by him. When shares are not represented by certificates, then within a reasonable time after the issuance or transfer of such shares, the corporation shall send the shareholder to whom such shares have been issued or transferred a written statement of the information required by law to be on certificates.

         Section 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and, when shares are represented by certificates, on surrender for cancellation of the certificate for such shares.

         Section 3. Lost Certificates. The Board of Directors or the Chief Executive Officer may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the shareholder. When authorizing such issuance of a new certificate, the Board of Directors or the Chief Executive Officer may require that the shareholder give the corporation a bond in such sum as the Board or the Chief Executive Officer may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed or may require the shareholder to agree to indemnify the corporation against any claims that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed.

         Section 4. Holder of Record. The corporation may treat as an absolute owner of shares the person in whose name the shares stand of record on its books just as if that person had full competency, capacity and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its records or upon the share certificate except that any person furnishing to the corporation proof of his appointment as a fiduciary shall be treated as if he were a holder of record of its shares.

                                   ARTICLE IX

                               GENERAL PROVISIONS

         Section 1. Distributions. The Board of Directors may from time to time authorize, and the corporation may grant, distributions and share dividends pursuant to law and subject to the provisions of its Certificate of Incorporation.

         Section 2. Seal. The corporate seal of the corporation shall consist of two concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the corporation.


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


         Section 3. Fiscal Year. The fiscal year of the corporation shall be fixed by the Board of Directors.

         Section 4. Pronouns. Each reference to pronouns herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require.

         Section 5. Amendments. The Board of Directors may amend or repeal the Bylaws, except to the extent otherwise provided by law, the Certificate of Incorporation or a Bylaw adopted by the shareholders, and except that a Bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the Board of Directors unless the Articles of Incorporation or a Bylaw adopted by the shareholders authorizes the Board of Directors to adopt, amend or repeal that particular Bylaw or the Bylaws generally.

                                    ARTICLE X

                                 INDEMNIFICATION

         Section 1. Coverage. Any person who at any time serves or has served as a director, officer, agent or employee of the corporation, or in such capacity at the request of the corporation for any other enterprise, or as a trustee or administrator under an employee benefit plan, shall have a right to be indemnified by the corporation to the fullest extent permitted by law against
(a) reasonable expenses, including reasonable attorneys' fees, actually incurred by him in connection with any threatened, pending or completed action, suit or proceeding (and any appeal thereof), whether civil, criminal, administrative, investigative or arbitrative, and whether or not brought by or on behalf of the corporation, seeking to hold him liable by reason of the fact that he is or was acting in such capacity, and (b) reasonable payments made by him in satisfaction of any judgment, money decree, fine (including, without limitation, an excise tax assessed with respect to an employee benefit plan), penalty or settlement for which he may have become liable in any such action, suit or proceeding.

         Section 2. Payment. Expenses incurred by such person shall be paid in advance of the final disposition of such investigation, action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation.

         Section 3. Evaluation. The Board of Directors of the corporation shall take all such action as may be necessary and appropriate to authorize the corporation to pay the indemnification required by this Article X, including without limitation, to the extent needed, making a determination that indemnification is permissible under the circumstances and a good faith evaluation of the manner in which the claimant for indemnity acted and of the amount of indemnity due him, and giving notice to and obtaining approval by the shareholders of the corporation.

         Section 4. Consideration. Any person who at any time after the adoption of this Article X serves or has served in any of the aforesaid capacities for or on behalf of the corporation shall be deemed to be doing or to have done so in reliance upon, and as consideration for, the right to indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive to any other rights to which such person may be entitled apart from the provision of this Article X. Any repeal or modification of these indemnification provisions shall not affect any rights or obligations existing at the time of such repeal or modification.

         Section 5. Definitions. For purposes of this Article X, terms defined by the Delaware General Corporation Law and used but not defined herein shall have the meanings assigned to them by that Delaware General Corporation Article.



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